                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)        November 28, 2007
                                                --------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                     000-17962                 43-1461763
          --------                     ---------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

    4551 W. 107th Street, Overland Park, Kansas                    66207
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     (Address of principal executive offices)                   (Zip Code)

                                 (913) 967-4000
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              (Registrant's telephone number, including area code)

                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure

     On November 28, 2007, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International Reports November Comparable
Sales." The release is attached as Exhibit 99.1.

Item 9.01        Financial Statements and Exhibits

      (d)        Exhibits. The following exhibits are filed herewith:

     99.1        Applebee's International Reports November Comparable Sales.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  November 28, 2007

                                       APPLEBEE'S INTERNATIONAL, INC.

                                       By:  /s/ Steven K. Lumpkin
                                          --------------------------------------
                                            Steven K. Lumpkin
                                            Executive Vice President and
                                            Chief Financial and Strategy Officer

                                  EXHIBIT INDEX
Exhibit
Number                                      Description
-------              -----------------------------------------------------------

99.1                 Applebee's International Reports November Comparable Sales.

                                       4